Exhibit 99.1

NEWS RELEASE	Investor Relations 314/994-2916

FOR IMMEDIATE RELEASE

Arch Resources Provides Update on Third Quarter 2023 Results, Revised Full Year 2023 Guidance, and Third Quarter 2023 Conference Call Details

ST. LOUIS, October 2, 2023 – Arch Resources, Inc. (NYSE: ARCH) today announced that it now expects coking coal sales volumes for the third quarter of 2023 to remain generally in line with those reported in the second quarter of 2023, due primarily to ongoing challenges mining in the first longwall district at its Leer South mine. In keeping with this revision to sales volume expectations, Arch is revising its full year 2023 guidance for coking coal sales volumes to 8.6 to 8.9 million tons and its average metallurgical cash cost guidance to $88 to $91 per ton.

“While we remain enthusiastic about Leer South’s long-term outlook, the conditions in the first longwall district – which, as previously discussed, represented the most capital-efficient access point for the Lower Kittanning reserve base – continue to constrain advance rates,” said Paul A. Lang, Arch’s chief executive officer and president. “In light of these conditions, we are moderating our volume and cost expectations for the balance of the year, even as we continue to benefit from a strengthening coking coal price environment.” Despite underperforming relative to initial expectations, Leer South has now generated approximately $470 million in segment-level adjusted EBITDA since its startup, versus an initial capital investment of approximately $400 million.

In addition, Arch preliminarily expects adjusted EBITDA for the third quarter of 2023 to be approximately 10 percent lower than the total reported for the second quarter of 2023. Arch expects discretionary cash flow – defined as cash flow from operating activities less capital expenditures – for the third quarter of 2023 to be more than half the total of $150.7 million achieved in the second quarter of 2023, which included a working capital reduction of $62.5 million. These amounts are estimates, actual third quarter 2023 financial results will be released on October 26.

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Arch to Announce its Third Quarter Financial Results on October 26

Arch will discuss its third quarter 2023 financial results in an investor conference call on Thursday, October 26 at 10:00 a.m. Eastern Time. Interested participants may access the conference call by dialing 877-870-4263 approximately five to 10 minutes prior to the start time. For participants calling from an overseas location, please dial +1 412-317-0790. No passcode is needed. The call will also be webcast and will be accessible via the “investor” section of the Arch website at http://investor.archrsc.com. Following the live event, a replay and an audio download will be available on the site. Arch’s third quarter 2023 earnings release will be distributed via PR Newswire before the market opens on October 26 and will be posted to the company’s website at that time.

Arch Resources is a premier producer of high-quality metallurgical products for the global steel industry. The company operates large, modern and highly efficient mines that consistently set the industry standard for both mine safety and environmental stewardship. Arch Resources from time to time utilizes its website – www.archrsc.com – as a channel of distribution for material company information. To learn more about us and our premium metallurgical products, go to www.archrsc.com.

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Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and future plans, and often contain words such as “should,” “could,” “appears,” “estimates,” “projects,” “targets,” “expects,” “anticipates,” “intends,” “may,” “plans,” “predicts,” “believes,” “seeks,” “strives,” “will” or variations of such words or similar words. Actual results or outcomes may vary significantly, and adversely, from those anticipated due to many factors, including: loss of availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; inflationary pressures and availability and price of mining and other industrial supplies; changes in coal prices, which may be caused by numerous factors beyond our control, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; volatile economic and market conditions; operating risks beyond our control, including risks related to mining conditions, mining, processing and plant equipment failures or maintenance problems, weather and natural disasters, the unavailability of raw materials, equipment or other critical supplies, mining accidents, and other inherent risks of coal mining that are beyond our control; the effects of foreign and domestic trade policies, actions or disputes on the level of trade among the countries and regions in which we operate, the competitiveness of our exports, or our ability to export; competition, both within our industry and with producers of competing energy sources, including the effects from any current or future legislation or regulations designed to support, promote or mandate renewable energy sources; alternative steel production technologies that may reduce demand for our coal; our ability to secure new coal supply arrangements or to renew existing coal supply arrangements; the loss of, or significant reduction in, purchases by our largest customers; disruptions in the supply of coal from third parties; risks related to our international growth; our relationships with, and other conditions affecting our customers and our ability to collect payments from our customers; the availability and cost of surety bonds; including potential collateral requirements; we may not have adequate insurance coverage for some business risks; additional demands for credit support by third parties and decisions by banks, surety bond providers, or other counterparties to reduce or eliminate their exposure to the coal industry; inaccuracies in our estimates of our coal reserves; defects in title or the loss of a leasehold interest; losses as a result of certain marketing and asset optimization strategies; cyber-attacks or other security breaches that disrupt our operations, or that result in the unauthorized release of proprietary, confidential or personally identifiable information; our ability to acquire or develop coal reserves in an economically feasible manner; our ability to pay dividends or repurchase shares of our common stock according to our announced intent or at all; the loss of key personnel or the failure to attract additional qualified personnel and the availability of skilled employees and other workforce factors; existing and future legislation and regulations affecting both our coal mining operations and our customers’ coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases; increased pressure from political and regulatory authorities, along with environmental and climate change activist groups, and lending and investment policies adopted by financial institutions and insurance companies to address concerns about the environmental impacts of coal combustion; increased attention to environmental, social or governance matters (“ESG”); our ability to obtain and renew various permits necessary for our mining operations; risks related to regulatory agencies ordering certain of our mines to be temporarily or permanently closed under certain circumstances; risks related to extensive environmental regulations that impose significant costs on our mining operations and could result in litigation or material liabilities; the accuracy of our estimates of reclamation and other mine closure obligations; the existence of hazardous substances or other environmental contamination on property owned or used by us; and risks related to tax legislation.  All forward-looking statements in this press release, as well as all other written and oral forward-looking statements attributable to us or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements contained in this section and elsewhere in this press release. These factors are not necessarily all of the important factors that could cause actual results or outcomes to vary significantly, and adversely, from those anticipated at the time such statements were first made. These risks and uncertainties, as well as other risks of which we are not aware or which we currently do not believe to be material, may cause our actual future results and outcomes to be materially, and adversely, different than those expressed in our forward-looking statements. For these reasons, readers should not place undue reliance on any such forward-looking statements.  These forward-looking statements speak only as of the date on which such statements were made, and we do not undertake, and expressly disclaim, any duty to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by the federal securities laws. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

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